  SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2004

WESTERN DIGITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-08703 (Commission File Number)	33-0956711 (I.R.S. Employer Identification No.)

20511 Lake Forest Drive, Lake Forest, California (Address of Principal Executive Offices)	92630 (Zip Code)

(Registrant's telephone number, including area code): (949) 672-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS

Item 12. Results of Operations and Financial Condition.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 12.  Results of Operations and Financial Condition

           On April 22, 2004, Western Digital Corporation (the “Company”) announced financial results for the fiscal quarter ended March 26, 2004. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Company’s Investor Information Summary for the fiscal quarter ended March 26, 2004 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN DIGITAL CORPORATION

	By:	/s/ Raymond M. Bukaty
Raymond M. Bukaty Senior Vice President, General Counsel and Secretary
Dated: April 22, 2004

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release issued by Western Digital Corporation on April 22, 2004 announcing financial results for the third fiscal quarter ended March 26, 2004.
99.2	Third Quarter Fiscal Year 2004 Western Digital Corporation Investor Information Summary.